This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Pacific Opportunities
Fund

Annual Report
October 31, 1995

o Offers opportunities for long-term capital appreciation through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------------------------------------------

CONTENTS

  2 In Brief

  3 Letter from the Fund's Chairman

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

 11 Investment Portfolio

 17 Financial Statements

 20 Financial Highlights

 21 Notes to Financial
    Statements

 26 Report of Independent
    Accountants

 27 Tax Information

 29 Officers and Directors

 30 Investment Products
    and Services

 31 How to Contact
    Scudder

IN BRIEF

* The price volatility that characterized Pacific Region markets in 1994 continued into 1995 due to a variety of factors, including a general wariness of emerging markets in the wake of the Mexican peso devaluation. The attractive returns provided by U.S. stocks this year also drew many U.S. investors away from emerging markets, and stock prices in Asia suffered as a result.

* Scudder Pacific Opportunities Fund posted a -10.73% total return for its 1995 fiscal year ended October 31, largely reflecting the poor performance of emerging Asian markets in the first few months of 1995. Morgan Stanley's unmanaged Combined Asia Free Index (ex-Japan), which includes many of these markets, returned -10.14%, about in line with the performance of your Fund.

* In a period of generally negative investor sentiment, your portfolio managers targeted companies selling at attractive prices despite positive fundamentals and strong earnings gains. Purchases generally were made in companies that were likely to benefit from the region's infrastructure spending, manufacturing, rising standards of living, and increase in financing.

                                                 LETTER FROM THE FUND'S CHAIRMAN
--------------------------------------------------------------------------------

Dear Shareholders,

         The past two years have been difficult for investors in Pacific Rim markets. The interest rate increases of 1994, the volatility in all emerging markets following the Mexican peso devaluation, and this year's standout returns in the United States have compelled many investors to withdraw their savings from Pacific markets, dampening the region's stock performance.

         The market volatility of the past two years has not lessened our belief in the Pacific region's long-term investment potential. Most Pacific Rim countries continue to experience strong economic growth. Should the U.S. stock market cool in anticipation of slower economic activity, global portfolio allocations may again be directed to the east. Meanwhile, the price declines of the past two years have provided your portfolio managers opportunities to purchase fast-growing Asian companies at attractive valuations.

         While we remain optimistic about long-term investment prospects in the Pacific Rim, we recognize that the region periodically is prone to substantial price volatility. For that reason, we wish to remind investors that Scudder Pacific Opportunities Fund is best used as a long-term investment vehicle and as part of a diversified portfolio of domestic and international investments.

         As always, please contact a Scudder Investor Relations representative at 1-800-225-2470 if you have any questions. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder Pacific Opportunities Fund to help meet your investment needs.

                                   Sincerely,
                                    /s/Edmond D. Villani
                                    Edmond D. Villani
                                    Chairman,
                                    Scudder Pacific Opportunities Fund

SCUDDER PACIFIC OPPORTUNITIES FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER PACIFIC OPPORTUNITIES FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 8,927   -10.73%   -10.73%
Life of
  Fund*   $13,141    31.41%     9.89%

MSCI PACIFIC INDEX (EXCLUDING JAPAN)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $ 9,756    -2.44%    -2.44%
Life of
  Fund*   $16,615    66.15%    19.67%

* The Fund commenced operations on
  December 8, 1992. Index comparisons
  begin December 31, 1992.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pacific Opportunities Fund
Year            Amount
----------------------
12/92*         $10,000
4/93           $11,019
10/93          $13,542
4/94           $13,498
10/94          $14,757
4/95           $12,811
10/95          $13,174

MSCI Pacific Index (excluding Japan)
Year            Amount
----------------------
12/92*         $10,000
4/93           $11,583
10/93          $15,352
4/94           $15,544
10/94          $17,031
4/95           $15,750
10/95          $16,615

The Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Basin countries, excluding Japan. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                       1993*   1994    1995
                     ------------------------
NET ASSET VALUE...   $16.21  $17.57  $15.59
INCOME DIVIDENDS..   $   --  $  .08  $  .10
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $  .01  $   --
FUND TOTAL
RETURN (%)........    35.08    8.97  -10.73
INDEX TOTAL
RETURN (%)........    53.52   10.93   -2.44

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
GEOGRAPHICAL (Excludes 4% Cash Equivalents)
---------------------------------------------------------------------------

Hong Kong                17%
Thailand                 12%              Indonesia became the Fund's
Indonesia                12%              third-largest country weighting
Korea                    11%              this year, based on strong
Australia                11%              corporate profit growth and
Malaysia                  9%              attractive economic fundamentals.
India                     7%
Other                    21%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Financial               23%
Consumer Staples        12%
Construction            10%               The Fund's sector allocation
Metals & Minerals       10%               reflects what we believe are
Manufacturing            9%               the most promising investment
Energy                   8%               opportunities in the Pacific
Utilities                5%               region, including massive
Technology               5%               infrastructure development and
Media                    4%               a rising standard of living.
Other                   14%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. HUTCHISON WHAMPOA, LTD.
        Container terminal and real estate company in Hong Kong.
 2. KOREA ELECTRIC POWER CO.
        Korean electric utility
 3. UNITED ENGINEERS
        Leading Malaysian comprehensive contractor
 4. HSBC HOLDINGS LTD.
        Bank in Hong Kong
 5. TELEVISION BROADCASTS, LTD.
        Television broadcasting in Hong Kong
 6. SWIRE PACIFIC LTD.
        General trading and real estate company in Hong Kong
 7. PTT EXPLORATION AND PRODUCTION CO., LTD.
        Petroleum refinery in Thailand
 8. OVERSEAS UNION BANK LTD.
        Leading bank group in Singapore
 9. TELECOM CORP. OF NEW ZEALAND
        Telecommunication services
10. WOODSIDE PETROLEUM LTD.
        Major Australian oil and gas producer

Increasingly, the Fund has emphasized companies in Hong Kong that can benefit from regional growth.

--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 11.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER PACIFIC OPPORTUNITIES FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Fiscal year 1995 provided serious challenges for investors in the Pacific Rim. As we mentioned in previous reports, disappointing stock market returns have been the result of a number of factors. Interest-rate worries in the region's dollar-linked markets dominated investor sentiment at the start of the Fund's fiscal year. In December, the Mexican peso devaluation led investors to flee all potential "next Mexicos" in emerging markets around the world, slamming stock prices. Later, the earthquake in Kobe, Japan, brought the possibility of supply disruptions for Asian assemblers of Japanese products, as well as the fear of a liquidity crunch in Asia as Japan repatriated investment capital needed for construction.

     The Fund's -10.73% total return for the 12 months ended October 31, which is in line with the -10.14% return of the Morgan Stanley Combined Asia Free Index (ex-Japan), largely reflects the negative performance experienced by the region's emerging markets during the first quarter. For example, India and the Philippines returned -28.78% and -22.36%, respectively, for the 12-month period, based largely on declines in early 1995. By contrast, the unmanaged Morgan Stanley Capital International Pacific Index (ex-Japan), which does not include emerging markets, returned -2.44%.

     Returns for the full year mask substantial recoveries in some cases. Strong levels of internal savings combined with a strong Japanese yen fueled continued economic growth in the developing Asian markets. The yen's strength had positive implications for companies that competed directly with Japanese exporters in such key markets as automobiles, steel, shipbuilding, and electronics. In addition, Southeast Asian countries have benefited from heavy and accelerating direct investment from Japan, as Japanese manufacturers move plants to cheaper operating environs. Market returns for the six-month period ended October 31, 1995, as well as the full 12-month period, are shown on the following page.

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

(BAR CHART TITLE)
                        Total Returns in Various Markets

(BAR CHART DATA)
                Returns 10/31/94 - 10/31/95     Returns 4/30/95 - 10/31/95
                ---------------------------     --------------------------
 Hong Kong*               0.77%                        16.68%
 Thailand               -16.41                          4.95
 Indonesia              -10.92                         12.34
 Korea                   -1.96                         12.65
 Australia*               4.92                          4.82
 Malaysia*              -10.80                         -2.38
 India                  -28.78                         -4.37
 Phillipines            -22.36                         -3.83
 Singapore*              -7.75                         -2.35
 New Zealand             13.37                          1.67
 Taiwan                 -26.99                        -20.04
 China+                   1.41                         17.00

* Markets included in the MSCI Pacific Index (ex-Japan).
Source: Morgan Stanley, +Hang Seng: Hong Kong$ Index

         As long-term investors, we generally view market declines as an opportunity to "buy low." Throughout the year, we continued to invest in companies benefiting from the economic, political, and cultural trends of Southeast Asia. For example, most Asian countries outside of Japan are in the process of building physical and communications infrastructures. Accordingly, the Fund owns several fast-growing construction and telecommunications companies. Other investment themes relate to the manufacturing strength of relatively low-cost labor markets, the need for adequate financing to provide necessary investment in new plants and equipment, and the rising standards of living in some of the world's most populous countries.

         While our focus remains on long-term investments rather than market timing, the severe price volatility of early 1995 prompted us to maintain a relatively large cash position (14% of total assets at the end of April). We have since deployed that cash

SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------------------------------------------

in new investments, careful to diversify portfolio holdings across companies, industries, and countries. A more detailed discussion of the Fund's three largest country weightings follows.

                                   Hong Kong

     Through the year just ended we have maintained a neutral to underweight position in Hong Kong (17% of portfolio equity holdings on October 31, 1995). A growing concern is whether the Beijing government will show favoritism toward Chinese competitors of Hong Kong businesses when Hong Kong reverts to Chinese rule in 1997. Companies with ties to Britain, for example, may encounter a difficult business climate if Beijing wishes to stamp out reminders of Hong Kong's colonial past. On a more immediate level, corporate and economic fundamentals have been weakening. This year's GDP growth is expected to be one percentage point below last year's. Retail sales growth slowed to 6.9% in the first quarter of 1995 from 14.2% in the first quarter of 1994, and residential property prices continue to decline. Meanwhile, corporate profit growth slowed from almost 24% in 1993 to 15% in 1994, and is expected to decelerate to 10%-12% over the next two years.

     Our Hong Kong portfolio reflects these concerns. For example, we have avoided pure property-related holdings and are focusing on companies that we believe will benefit from regional growth. First Pacific Company Limited is a good example. First Pacific is a fast-growing and well-managed conglomerate involved in the telecommunications, marketing and distribution, banking, and real estate management businesses of the Pacific region. With strong market positions in these sectors, we believe the company is poised to benefit from the general economic growth and rising living standards not only in Hong Kong, but also in Australia, China, India, Indonesia, the Philippines, Singapore, and Thailand.

                                    Thailand

     Thailand replaced Korea as the Fund's second-largest country weighting this year (12% of portfolio equity holdings on October 31, 1995). For most of the year, we were reasonably optimistic about Thailand's economic and market prospects. The country has won a reputation for extraordinary monetary and fiscal management in a region where inflation historically has been a concern. The Bank of Thailand moved in the spring to cool the country's

                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

overheated economy by dramatically lowering bank loan growth, among other measures. Thus far, government revenue has slowed along with exports, credit growth, manufacturing, and private investment.

     More recently, some negatives have come to light including the selection of a politically well-connected but inexperienced Minister of Finance, a rising current account deficit, and weaker corporate earnings resulting from serious flooding and the slower economy. As a result of these factors, we have decided to reduce our Thailand exposure somewhat, retaining companies we believe will prosper regardless of a slowdown in economic activity. One such company is PTT Exploration and Production. PTT has demonstrated rapid growth in oil and gas production, earnings, and cash flow that we expect will continue for several years. The company's asset base is centered on its share of two world-class gas fields (Bongkot and Moattama), production and reserves onshore in Thailand, and exploration potential offshore.

                                   Indonesia

     Indonesia is now the Fund's third-largest country weighting, and at 12% of portfolio equity holdings reflects an overweight position relative to the Morgan Stanley Combined Asia Free Index (ex-Japan). Corporate profit growth is accelerating sharply on the heels of strong GDP growth (estimated at 7.0%-7.5% this year), increased exports, and a flourishing consumer sector. We estimate that average growth in corporate profits will surge to more than 40% over last year's levels. Meanwhile, we are encouraged that short-term interest rates appear to have peaked at 14%.

     One example of an attractive Indonesian company, in our view, is Bakrie & Brothers. A fast-growing holding company, Bakrie has leadership positions in the Indonesian telecommunications services, construction and building materials, plantations, and rubber trading industries. Given that Indonesia has one of the lowest telephone penetration rates in Asia (1.6 fixed lines per 100 people) Bakrie's telecommunications business is particularly exciting. The company is licensed to construct, own, and operate 250,000 "Fixed Overlay Network" telephone lines in Jakarta, which could provide substantial growth in earnings over the next two years. The new network eliminates the need to lay the physical lines required by conventional telephone systems.

SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                     Outlook

     The evidence suggesting long-term capital appreciation in Asian stocks remains compelling. Economic growth throughout the region is very strong by western standards, with some economies likely to grow by more than 7% in 1996. Our visits with company managements and other research suggest that corporate earnings should also be strong. Near-term market volatility is always a risk in Asia. For example, continued economic strength in some countries could translate into higher interest rates, which would undoubtedly affect stock prices in the short run. Over the longer-term, however, we believe investors in the Pacific Region will be rewarded for their commitment.

Sincerely,

Your Portfolio Management Team

/s/Elizabeth J. Allan  /s/ Nicholas Bratt
Elizabeth J. Allan      Nicholas Bratt

/s/Joyce E. Cornell     /s/Eileen O. Gerspach
Joyce E. Cornell        Eileen O. Gerspach


        Scudder Pacific Opportunities Fund: A Team Approach to Investing

     Scudder Pacific Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Elizabeth joined Scudder in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing. Joyce E. Cornell, Portfolio Manager, focuses on stock selection, a role she has played since the Fund's introduction in 1992. Joyce, who has seven years of investment experience as a research analyst, joined Scudder in 1991 in this capacity. Eileen O. Gerspach, Portfolio Manager, helps set the Fund's general investment strategies. Eileen, who joined the team in March 1995, has worked in the investment industry since 1984 and has eight years of experience as a portfolio manager.

                                    INVESTMENT PORTFOLIO  as of October 31, 1995
-------------------------------------------------------------------------------

             % of          Principal                                                           Market
          Portfolio       Amount ($)                                                          Value ($)
-------------------------------------------------------------------------------------------------------

             4.4%    REPURCHASE AGREEMENT

                     16,787,000  Repurchase Agreement with Donaldson,
                                   Lufkin & Jenrette dated 10/31/95 at 5.875%
                                   to be repurchased at $16,789,740 on 11/1/95,
                                   collateralized by a $11,514,000 U.S. Treasury
                                   Note, 12.375%, 5/15/04 (Cost $16,787,000).............    16,787,000
                                                                                             ----------


             6.7%    CONVERTIBLE BONDS

INDIA        3.3%     4,810,000  Jindal, 4.25%, 3/31/99 (Steel manufacturer).............     4,569,500
                      7,750,000  Reliance Industries, 3.5%, 11/3/99 (Producer
                                   of textiles, synthetic fibers and plastics)...........     7,866,250
                                                                                             ----------
                                                                                             12,435,750
                                                                                             ----------

MALAYSIA     1.7%     2,260,000  Renong Berhad, 2.5%, 1/15/05 (Holding
                                   company involved in engineering and
                                   construction, financial services,
                                   telecommunication and information
                                   technology)...........................................     2,457,750

                      3,660,000  United Engineers Malaysia, 2%, 3/1/04,
                                   (Leading comprehensive contractor)....................     4,026,000
                                                                                             ----------
                                                                                              6,483,750
                                                                                             ----------

TAIWAN       1.7%     5,940,000  TECO Electric & Machinery, 2.75%, 4/15/04
                                   (Manufacturer of household appliances and
                                   computer products)....................................     4,603,500

                      1,461,000  United Microelectronics Corp., Ltd., 1.25%,
                                   6/8/04 (Semiconductor manufacturer)...................     1,972,350
                                                                                             ----------
                                                                                              6,575,850
                                                                                             ----------
                                 Total Convertible Bonds (Cost $29,115,040)..............    25,495,350
                                                                                             ----------
            88.9%    COMMON STOCKS
                        Shares
                     ----------------------------------------------------------------------------------
AUSTRALIA   10.1%     3,389,043  Ampol Exploration Ltd. (Oil and gas
                                   exploration company)..................................     6,712,167

                        951,200  Australia & New Zealand Banking Group Ltd.
                                   (General trading and savings bank)....................     3,985,170

                        580,893  Broken Hill Proprietary Co. Ltd. (Petroleum,
                                   minerals and steel)...................................     7,867,563

                      1,201,735  Coca Cola Amatil Ltd. (Soft drink bottler
                                   and distributor)......................................     9,300,681


    The accompanying notes are an integral part of the financial statements.

SCUDDER PACIFIC OPPORTUNITIES FUND

--------------------------------------------------------------------------------

             % of                                                                              Market
          Portfolio    Shares                                                                 Value ($)
-------------------------------------------------------------------------------------------------------
                              9  M.I.M. Holdings Ltd. (Nonferrous metals and
                                   coal).................................................            12

                         63,000  Qantas Airways Ltd.* (International airline with
                                   mainly Asian and Pacific routes)......................     1,102,500

                      1,969,300  Woodside Petroleum Ltd. (Major oil and gas
                                   producer).............................................     9,435,716
                                                                                             ----------
                                                                                             38,403,809
                                                                                             ----------

CHINA        0.6%       225,800  China Yuchai International Ltd.* (Holding
                                   company for Guangxi Yuchai Machinery
                                   Co., which manufactures and sells diesel
                                   truck engines)........................................     2,258,000

                          1,000  Tsingtao Brewery "H" (Leading brewery)..................           265
                                                                                             ----------
                                                                                              2,258,265
                                                                                             ----------

HONG KONG   16.3%           200  China Light & Power Co., Ltd. (Electric utility)........         1,066

                      3,590,300  First Pacific Co., Ltd. (International
                                   management and investment company)....................     4,132,813

                        802,726  HSBC Holdings Ltd. (Bank)...............................    11,680,054

                      1,861,500  Hong Kong Electric Holdings, Ltd. (Electric
                                   utility and real estate)..............................     6,332,042

                      2,306,000  Hutchison Whampoa, Ltd. (Container
                                   terminal and real estate company).....................    12,705,563

                      1,842,800  Jinhui Shipping and Transportation Ltd.
                                   (Operator of cargo fleet of ships transporting
                                   steel, iron ore, non-ferrous metals and
                                   agricultural products)................................     2,441,710

                      1,469,000  Swire Pacific Ltd. "A" (General trading and
                                   real estate company)..................................    11,019,827

                      2,887,000  Television Broadcasts, Ltd. (Television
                                   broadcasting).........................................    11,575,333

                     12,075,744  Yips Hang Cheung (Manufacturer of mixed
                                   solvents and paints)..................................     1,874,218
                                                                                             ----------
                                                                                             61,762,626
                                                                                             ----------

INDIA        3.8%       222,015  Bajaj Auto (GDR) (Maker of two and three
                                   wheel vehicles).......................................     5,994,405

                        366,920  Ranbaxy Laboratories (GDR)
                                   (Pharmaceutical company)..............................     8,439,160
                                                                                             ----------
                                                                                             14,433,565
                                                                                             ----------

INDONESIA   11.2%     4,340,500  Bakrie & Brothers (Manufacturer of industrial
                                   steel products, steel pipes, corrugated
                                   sheet iron, asbestos and fiber cements)...............     7,716,763

                        935,000  Gadjah Tunggal (Tire manufacturer)......................       596,984

                        775,000  HM Sampoerna (Foreign registered)
                                   (Tobacco company).....................................     7,166,446



    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

             % of                                                                              Market
          Portfolio    Shares                                                                 Value ($)
-------------------------------------------------------------------------------------------------------

                      2,097,500  Indorama Synthetics (Producer of polyester
                                   chips, staple fibers and texturized yarn).............     6,950,105

                      1,214,000  Jaya Real Properties (Foreign registered)
                                   (Property developer) (b)..............................     3,461,317

                        309,000  Kabelmetal Indonesia (Cable manufacturer)...............       280,631

                        127,000  Kabelmetal Indonesia (Foreign registered)...............       115,340

                      1,606,000  Kalbe Farma* (Foreign registered)
                                   (Pharmaceutical producer and distributor).............     5,091,678

                      1,365,000  Modern Photo Film Co. (Foreign registered)
                                   (Photographic film distributor).......................     8,294,584

                        133,750  Modern Photo Film Co. (Foreign registered)
                                   (New (c)).............................................       812,748

                        135,000  Unilever-Indonesia (Foreign registered)
                                   (Consumer products manufacturer) (b)..................     1,902,246
                                                                                             ----------
                                                                                             42,388,842
                                                                                             ----------

KOREA       10.1%       302,500  Korea Electric Power Co. (Electric utility).............    12,453,440

                         90,860  LG Electronics, Inc.* (GDR) (Major
                                   electronics manufacturer).............................     1,340,185

                          5,300  LG Electronics, Inc.* (GDR) (New(c)) (b)................       104,192

                         81,990  LG Merchant Banking Corp. (Financial
                                   services company).....................................     4,093,339

                         53,030  Pohang Iron & Steel Co., Ltd. (Korea's largest
                                   steel producer) (b)...................................     5,354,356

                              7  Samsung Electronics Co., Ltd. (Major electronics
                                   manufacturer) (b).....................................         1,583

                             31  Samsung Electronics Co., Ltd. (New (c)) (b).............         7,032

                              2  Samsung Electronics Co., Ltd. (New (c)) (b).............           446

                          1,520  Samsung Electronics Co., Ltd. (GDS)
                                   (Voting) (b)..........................................       159,977

                            397  Samsung Electronics Co., Ltd. (GDS) (Voting)
                                   (New (c)) (b).........................................        41,836

                        100,500  Samsung Electronics Co., Ltd. (GDS)
                                   (Non-voting)..........................................     6,582,750

                         19,889  Samsung Electronics Co., Ltd. (GDS)
                                   (Non-voting) (New (c))................................     1,193,340

                         12,040  Samsung Fire & Marine Insurance Co.
                                   (Insurance company) (b)...............................     6,243,208

                              8  Samsung Heavy Industries Co., Ltd.
                                   (Machinery manufacturer)..............................           244

                          3,988  Samsung Heavy Industries Co., Ltd. (New (c))............       118,314

                         56,000  Yukong, Ltd.* (GDS) (Leading oil refiner)...............       616,000

                          6,710  Yukong, Ltd.* (GDS) (New (c))...........................       114,070
                                                                                             ----------
                                                                                             38,424,312
                                                                                             ----------
MALAYSIA     6.6%           200  Aokam Perdana Bhd. (Forest products
                                   company)..............................................           335




    The accompanying notes are an integral part of the financial statements.

SCUDDER PACIFIC OPPORTUNITIES FUND


--------------------------------------------------------------------------------

             % of                                                                              Market
          Portfolio     Shares                                                                Value ($)
-------------------------------------------------------------------------------------------------------
                      1,210,000  Arab-Malaysian Corp. (Investment holding
                                   company with interests in financial services,
                                   infrastructure and property)..........................     4,071,429

                        853,000  Kim Hin Industries (Ceramic tile manufacturer)..........     1,745,612

                        555,000  Malayan Banking Bhd. (Leading banking
                                   and financial services group).........................     4,477,568

                      1,687,000  Renong Berhad (Holding company involved
                                   in engineering and construction, financial
                                   services, telecommunication and information
                                   technology)...........................................     2,575,978

                      1,942,000  United Engineers (Leading comprehensive
                                   contractor)...........................................    12,075,403
                                                                                             ----------
                                                                                             24,946,325
                                                                                             ----------

NEW ZEALAND  2.6%     2,401,800  Telecom Corp. of New Zealand
                                   (Telecommunication services)..........................     9,968,566
                                                                                             ----------

PHILIPPINES  6.1%     5,122,060  Ayala Corp. "B" (Industrial conglomerate)...............     5,218,554

                      2,064,400  Bacnotan Cement Corp. (Producer of
                                   portland and pozzolan cements)........................     1,984,237

                        528,330  Benpres Holdings Corp. (GDR) (Media
                                   and infrastructure conglomerate)......................     3,169,980

                      5,623,000  C&P Homes, Inc.* (Home construction
                                   company)..............................................     3,621,117

                         43,800  First Philippine Holdings Corp. "B" (Holding
                                   company involved in electric power
                                   distribution, construction services,
                                   passenger bus transportation).........................        92,618

                      2,342,500  Petron Corp. (Refiner and marketer of
                                   petroleum products)...................................     1,035,707

                         70,400  Philippine Long Distance Telephone Co.
                                   (GDR) (Telecommunication services)....................     2,288,000

                     13,214,000  SM Prime Holdings Corp.* (Leader in
                                   commercial center operations).........................     3,556,248

                     16,711,800  Southeast Asia Cement Holdings, Inc.*
                                   (Cement producer).....................................     2,184,549
                                                                                             ----------
                                                                                             23,151,010
                                                                                             ----------
SINGAPORE    4.9%       709,000  Development Bank of Singapore (Foreign
                                   Registered) (Banking and financial services)..........     8,128,662

                             39  Jardine Matheson Holdings, Ltd.
                                   (Conglomerate: real estate, merchandising,
                                   engineering)..........................................           238

                      1,661,000  Overseas Union Bank Ltd. (Leading bank
                                   group)................................................    10,344,515
                                                                                             ----------
                                                                                             18,473,415
                                                                                             ----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO

--------------------------------------------------------------------------------

             % of                                                                              Market
          Portfolio    Shares                                                                 Value ($)
-------------------------------------------------------------------------------------------------------
TAIWAN          1.4%  1,662,000  Taiwan Semiconductor Manufacturing Co.
                                   (Manufacturer of integrated circuits and
                                   other semiconductor devices)..........................     5,173,157
                                                                                            -----------
THAILAND       11.9%    274,500  Ban Pu Coal Public Co., Ltd. (Foreign
                                   registered) (Leading miner of sub-bituminous
                                   coal in southeast Asia)...............................     6,762,964

                        402,500  Bangkok Bank Ltd. (Foreign registered)
                                   (Leading commercial bank, providing full
                                   range of financial services)..........................     4,158,554

                      1,169,300  PTT Exploration and Production Co., Ltd.
                                   (Foreign registered) (Petroleum refinery).............    10,594,095

                      1,467,000  Sahavirya Steel Industry (Foreign registered)
                                   (Steel producer)......................................     2,244,367

                        128,500  Siam Cement Co., Ltd. (Foreign registered)
                                   (Construction materials and industrial
                                   conglomerate).........................................     7,005,841

                        751,000  TPI Polene Co., Ltd. (Foreign registered)
                                   (Producer and distributor of low density
                                   polyethylene plastic pellets).........................     5,073,316

                      1,103,500  Thai Farmers Bank (Foreign registered)
                                   (Commercial bank).....................................     9,120,922
                                                                                            -----------
                                                                                             44,960,059
                                                                                            -----------

UNITED STATES   3.3%    385,800  Freeport McMoRan Copper & Gold, Inc. "A"*
                                   (U.S. company mining in Indonesia)....................     8,825,175

                        259,600  Pacific Basin Bulk Shipping Ltd. (Shipping
                                   company specializing in the handysize dry
                                   bulk carrier segment in the Pacific region)...........     3,666,850

                         75,300  Pacific Basin Bulk Shipping Ltd. Warrants*
                                   (expire 9/30/99)......................................        51,769
                                                                                            -----------
                                                                                             12,543,794
                                                                                            -----------

                                 Total Common Stocks (Cost $316,159,585).................   336,887,745
                                                                                            -----------


-------------------------------------------------------------------------------------------------------


                                 Total Investment Portfolio - 100.0%
                                   (Cost $362,061,625) (a)...............................   379,170,095
                                                                                            ===========



    The accompanying notes are an integral part of the financial statements.

SCUDDER PACIFIC OPPORTUNITIES FUND

--------------------------------------------------------------------------------


         (a) The cost for federal income tax purposes was $362,061,625. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $17,108,470. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $44,317,160 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $27,208,690.

         (b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1995 aggregated $14,779,018. See Note A of the Notes to Financial Statements.

         (c) New shares issued during 1995, eligible for a pro rata share of 1995 dividends.

           *  Non-income producing security.

              Sector breakdown of the Fund's equity securities is noted on page 5.



    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1995
---------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $362,061,625)
   (Note A) ..............................................                      $ 379,170,095
Cash .....................................................                             32,389
Foreign currency holdings, at market
   (identified cost $454,375) (Note A) ...................                            453,890
Receivables:
   Investments sold ......................................                         12,892,842
   Dividends and interest ................................                            770,448
   Fund shares sold ......................................                             78,260
   Foreign taxes recoverable .............................                             21,926
Other assets .............................................                             24,424
                                                                                -------------
   Total assets ..........................................                        393,444,274
LIABILITIES
Payables:
   Investments purchased .................................       $   8,517,310
   Fund shares redeemed ..................................             721,107
   Accrued management fee (Note C) .......................             368,494
   Other accrued expenses (Note C) .......................             272,207
                                                                 -------------
   Total liabilities .....................................                          9,879,118
                                                                                -------------
Net assets, at market value ..............................                      $ 383,565,156
                                                                                =============
NET ASSETS
Net assets consist of:
   Undistributed net investment income ...................                      $   2,313,689
   Unrealized appreciation (depreciation) on:
     Investments .........................................                         17,108,470
     Foreign currency related transactions ...............                             (3,941)
   Accumulated net realized loss .........................                        (15,989,144)
   Capital stock .........................................                            245,954
   Additional paid-in capital ............................                        379,890,128
                                                                                -------------
Net assets, at market value ..............................                      $ 383,565,156
                                                                                =============
NET ASSET VALUE, offering and redemption price per
   share ($383,565,156 / 24,595,415 shares of
   capital stock outstanding, $.01 par value,
   100,000,000 shares authorized) ........................                      $       15.59
                                                                                =============

    The accompanying notes are an integral part of the financial statements.

SCUDDER PACIFIC OPPORTUNITIES FUND

--------------------------------------------------------------------------------

                STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $489,565)..                        $  6,308,404
Interest ..............................................                           3,671,542
                                                                                ------------
                                                                                  9,979,946
Expenses:
Management fee (Note C) ...............................       $  4,590,699
Services to shareholders (Note C) .....................          1,248,389
Custodian and accounting fees (Note C) ................            869,480
Directors' fees and expenses (Note C) .................             62,705
Reports to shareholders ...............................            252,958
Auditing ..............................................            119,376
Legal .................................................             18,472
State registration ....................................             77,501
Amortization of organization expense (Note A) .........             11,625
Other .................................................             13,157        7,264,362
                                                               -----------------------------
Net investment income .................................                           2,715,584
                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENT TRANSACTIONS
Net realized loss from:
    Investments .......................................        (10,024,429)
    Foreign currency related transactions .............           (201,590)      (10,226,019)
                                                              ------------
Net unrealized depreciation during the period on:
    Investments .......................................        (43,779,641)
    Foreign currency related transactions .............             (1,511)      (43,781,152)
                                                              ------------------------------
Net loss on investment transactions ...................                          (54,007,171)
                                                                                ------------
Net decrease in net assets resulting from operations...                         $(51,291,587)
                                                                                ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

        STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEARS ENDED OCTOBER 31,
                                                    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS                        1995                 1994
--------------------------------------------------------------------------------------
Operations:
Net investment income .......................       $   2,715,584        $   1,182,190
Net realized loss from investment
     transactions ...........................         (10,226,019)          (3,433,942)
Net unrealized appreciation (depreciation)
     on investment transactions during
     the period .............................         (43,781,152)          26,525,823
                                                    -------------        -------------
Net increase (decrease) in net assets
     resulting from operations ..............         (51,291,587)          24,274,071
                                                    -------------        -------------
Distributions to shareholders from:
     Net investment income ($.10 and
       $.08 per share, respectively) ........          (2,548,920)          (1,850,366)
                                                    -------------        -------------
     Net realized gains ($.01 per share) ....                  --             (231,296)
                                                    -------------        -------------
Fund share transactions:
Proceeds from shares sold ...................         224,335,340          526,344,940
Net asset value of shares issued to
     shareholders in reinvestment of
     distributions ..........................           2,255,971            1,853,767
Cost of shares redeemed .....................        (288,337,055)        (321,356,695)
                                                    -------------        -------------
Net increase (decrease) in net assets from
     Fund share transactions ................         (61,745,744)         206,842,012
                                                    -------------        -------------
INCREASE (DECREASE) IN NET ASSETS ...........        (115,586,251)         229,034,421
Net assets at beginning of period ...........         499,151,407          270,116,986
                                                    -------------        -------------
NET ASSETS AT END OF PERIOD (including
     undistributed net investment income of
     $2,313,689 and accumulated distributions
     in excess of net investment income of
     $471,044) ..............................       $ 383,565,156        $ 499,151,407
                                                    =============        =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ...          28,405,889           16,662,536
                                                    -------------        -------------
Shares sold .................................          14,244,117           30,394,493
Shares issued to shareholders in
     reinvestment of distributions ..........             142,964               98,710
Shares redeemed .............................         (18,197,555)         (18,749,850)
                                                    -------------        -------------
Net increase (decrease) in Fund shares ......          (3,810,474)          11,743,353
                                                    -------------        -------------
Shares outstanding at end of period .........          24,595,415           28,405,889
                                                    =============        =============


    The accompanying notes are an integral part of the financial statements.

SCUDDER PACIFIC OPPORTUNITIES FUND


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                          FOR THE PERIOD
                                                                                                         DECEMBER 8, 1992
                                                                               YEARS ENDED OCTOBER 31,    (COMMENCEMENT
                                                                                ---------------------   OF OPERATIONS) TO
                                                                                 1995           1994     OCTOBER 31, 1993
                                                                               -------        -------    ----------------
Net asset value, beginning of period ...................................       $ 17.57        $ 16.21        $ 12.00
                                                                               -------        -------        -------
Income from investment operations:
      Net investment income (a) ........................................           .10            .04            .04
      Net realized and unrealized gain (loss) on investment
      transactions......................................................         (1.98)          1.41           4.17
                                                                               -------        -------        -------
Total from investment operations .......................................         (1.88)          1.45           4.21
                                                                               -------        -------        -------
Less distributions from:
      Net investment income ............................................          (.10)          (.08)            --
      Net realized gains on investment transactions ....................            --           (.01)            --
                                                                               -------        -------        -------
Total distributions ....................................................          (.10)          (.09)            --
                                                                               -------        -------        -------
Net asset value, end of period .........................................       $ 15.59        $ 17.57        $ 16.21
                                                                               =======        =======        =======
TOTAL RETURN (%) .......................................................        (10.73)          8.97          35.08**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................................           384            499            270
Ratio of operating expenses, net to average daily net assets (%) (a) ...          1.74           1.81           1.75*
Ratio of net investment income to average daily net assets (%) .........           .65            .28           1.41*
Portfolio turnover rate (%) ............................................          64.0           38.5            9.9*
(a) Reflects a per share amount of management fee and other fees
        not imposed by the Adviser of ..................................            --             --            .03
    Operating expense ratio including expenses reimbursed,
        management fee and other expenses not imposed (%) ..............            --             --           2.90*

 *    Annualized

**    Not annualized

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A.   SIGNIFICANT ACCOUNTING POLICIES

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $17,276,193 (4.5% of net assets) and have been noted in the investment portfolio as of October 31, 1995.

SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $16,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($3,200,000) and October 31, 2003 ($12,800,000), the respective expiration dates, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $262,839,463 and $237,599,513, respectively.

C.  RELATED PARTIES

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Management Agreement provides that if the Fund's expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1995, the fee pursuant to the Agreement amounted to $4,590,699.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SSC aggregated $1,047,442 of which $80,873 is unpaid at October 31, 1995.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Effective May 5, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SFAC aggregated $121,156, of which $20,685 is unpaid at October 31, 1995.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $62,705 .

D.  INVESTING IN EMERGING MARKETS

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

SCUDDER PACIFIC OPPORTUNITIES FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF SCUDDER INTERNATIONAL FUND, INC. AND TO THE SHAREHOLDERS OF SCUDDER PACIFIC OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Pacific Opportunities Fund including the investment portfolio, as of October
31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
December 8, 1995

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

The Fund paid foreign taxes of $489,565 and the Fund recognized $2,093,914 of foreign source income during the taxable year ended October 31, 1995. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.020 per share of foreign taxes and $.085 of income from foreign sources as having been paid in the taxable year ended October 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.

                      (This page intentionally left blank.)

                                                          OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

Edmond D. Villani*
    Chairman of the Board and Director
Nicholas Bratt*
    President and Director
Paul Bancroft III
    Director; Venture Capitalist and Consultant
Thomas J. Devine
    Director; Consultant
Keith R. Fox
    Director; President, Exeter Capital Management Corporation
William H. Gleysteen, Jr.
    Director; President, The Japan Society, Inc.
William H. Luers
    Director; President, The Metropolitan Museum of Art
Dr. Wilson Nolen
    Director; Consultant
Juris Padegs*
    Director, Vice President and Assistant Secretary
Daniel Pierce*
    Director
Dr. Gordon Shillinglaw
    Director; Professor Emeritus of Accounting, Columbia University
    Graduate School of Business
Robert G. Stone, Jr.
    Honorary Director; Chairman of the Board and Director, Kirby Corporation Robert W. Lear
    Honorary Director; Executive-in-Residence, Visiting Professor,
    Columbia University Graduate School of Business
Elizabeth J. Allan*
    Vice President
Carol L. Franklin*
    Vice President
Edmund B. Games, Jr.*
    Vice President
Jerard K. Hartman*
    Vice President
William E. Holzer*
    Vice President
Thomas W. Joseph*
    Vice President
William F. Truscott*
    Vice President
David S. Lee*
    Vice President and Assistant Treasurer
Thomas F. McDonough*
    Vice President and Secretary
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Richard W. Desmond*
    Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free  prospectus.  Read it  carefully  before you invest or send money.  +A portion of the income from the tax-free funds may be subject to federal,  state, and local taxes.  *Not available in all states. +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
    Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers Trust,(TM) an institutional cash management  service that utilizes  certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call
    1-800-541-7703.


                                                          HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit              investment management and
                                         organizations and trusts that uses    service needs of banks and
                                         certain portfolios of Scudder Fund,   other institutions, call
                                         Inc.* ($100,000 minimum), call        1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
    Investor Services, Inc., Distributor.

 *  Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


 Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

      Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

      Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.